UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2011

AMERICAN EAGLE ENERGY INC.

(Exact name of registrant as specified in its charter)

Nevada	333-143626	20-8642477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North 27th Street, Suite 21-G, Billings, MT	59101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (406) 294-9765

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 25, 2011, American Eagle Energy Inc. (the “Registrant”) dismissed Kelly & Company as the Registrant’s principal accountant effective on such date.  The report of Kelly & Company on the Registrant’s financial statements for the eight-month period ended December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope, or accounting principles.  The Registrant engaged Hein & Associates LLP (“Hein & Associates”) as its new principal accountant effective as of November 28, 2011.  The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

During the eight-month period ended December 31, 2010 and the subsequent interim period through November 25, 2011, the date of dismissal, there were no disagreements with Kelly & Company on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Kelly & Company, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, nor were there any reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant engaged Hein & Associates as the Registrant’s new independent accountant as of November 28, 2011.  During the eight-month period ended December 31, 2010 and the subsequent interim period through November 25, 2011, neither the Registrant nor anyone on the Registrant’s behalf engaged Hein & Associates regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event,” both as such terms are defined in Item 304 of Regulation S-K.

The Registrant has made the contents of this Form 8-K available to Kelly & Company and requested it to furnish a letter to the Securities and Exchange Commission as to whether Kelly & Company agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views.  A copy of such letter is attached hereto as Exhibit 16.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

16.1*	Letter from Kelly & Company dated November 30, 2011.

*  Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2011	AMERICAN EAGLE ENERGY INC.

	By:	/s/ Richard Findley
Richard Findley
President and Chief Executive Officer